SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                   19-Jun-00

DLJ MORTGAGE ACCEPTANCE CORP.,
Series 2000-1
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware                     333-75921
(State or Other              (Commission
Jurisdiction                 File Number)
of Incorporation)

13-3460894                   277 Park Avenue, 9th Floor
(I.R.S. Employer             New York, New York
Identification No.)          (Address of Principal
                             Executive Offices)

10172
(Zip Code)


Registrant's telephone number: (212) 839-3000


Item 5.     Other Events.

On behalf of DLJ Mortgage Acceptance Corp,
Series 2000-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 1, 2000 by Bank One of Chicago, as trustee for the Trust, the Trustee has caused to be filed with
the Commission, the Monthly Report
dated                               19-Jun-00
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2030.

A. Monthly Report Information:
See Exhibit No. 1

B. Have any deficiencies occurred?   NO.
            Date:
            Amount:

C. Item 1: Legal Proceedings: NONE

D. Item 2: Changes in Securities: NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F. Item 5: Other Information - Form 10-Q, Part II -
Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

DLJ Mortgage Acceptance Corp., Series 2000-1
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

                   Beg
Class              Bal
I-A-1         273,652,471.68
II-A-1         75,722,104.32
III-A-1       117,013,082.12
IV-A-1         47,994,212.50
V-A-1          82,062,943.24
I-X             3,534,697.97
II-X            1,491,687.81
III-X          12,961,430.55
IV-X              658,243.81
V-X             2,813,185.79
III-P             226,920.69
V-P               367,095.73
D-B-1          37,227,198.64
D-B-2          10,491,302.56
D-B-3           6,430,154.18
D-B-4           4,061,148.38
D-B-5           2,369,002.80
D-B-6           3,722,723.45
A-R                     0.00
TOTAL:        675,532,404.48

Class             Prin
I-A-1             264,012.35
II-A-1            431,208.78
III-A-1            84,674.79
IV-A-1            643,877.19
V-A-1           2,316,927.80
I-X                     0.00
II-X                    0.00
III-X                   0.00
IV-X                    0.00
V-X                     0.00
III-P                 219.57
V-P                 2,828.90
D-B-1              36,343.53
D-B-2              10,242.27
D-B-3               6,277.52
D-B-4               3,964.75
D-B-5               2,312.77
D-B-6               3,634.03
A-R                     0.00
TOTAL:          3,806,524.25


Class              Int
I-A-1           1,827,067.19
II-A-1            465,996.37
III-A-1           780,087.21
IV-A-1            330,131.37
V-A-1             564,182.73
I-X                23,564.65
II-X                9,167.66
III-X              86,409.54
IV-X                4,525.43
V-X                19,340.65
III-P                   0.00
V-P                     0.00
D-B-1             247,771.97
D-B-2              69,826.65
D-B-3              42,796.99
D-B-4              27,029.67
D-B-5              15,767.30
D-B-6              24,777.22
A-R                     0.00
TOTAL:          4,538,442.60

                  Prin
Class             Loss
I-A-1                   0.00
II-A-1                  0.00
III-A-1                 0.00
IV-A-1                  0.00
V-A-1                   0.00
I-X                     0.00
II-X                    0.00
III-X                   0.00
IV-X                    0.00
V-X                     0.00
III-P                   0.00
V-P                     0.00
D-B-1                   0.00
D-B-2                   0.00
D-B-3                   0.00
D-B-4                   0.00
D-B-5                   0.00
D-B-6                   0.00
A-R                     0.00
TOTAL:                  0.00

                   Rem
Class              Bal
I-A-1         273,388,459.33
II-A-1         75,290,895.54
III-A-1       116,928,407.33
IV-A-1         47,350,335.31
V-A-1          79,746,015.44
I-X             3,531,387.66
II-X            1,483,536.21
III-X          12,953,050.72
IV-X              650,242.34
V-X             2,758,056.67
III-P             226,701.12
V-P               364,266.83
D-B-1          37,190,855.11
D-B-2          10,481,060.29
D-B-3           6,423,876.66
D-B-4           4,057,183.63
D-B-5           2,366,690.03
D-B-6           3,719,089.42
A-R                     0.00
TOTAL:        665,524,074.34

                 Distrib
Class             Date
I-A-1           19-Jun-00
II-A-1          19-Jun-00
III-A-1         19-Jun-00
IV-A-1          26-Jun-00
V-A-1           26-Jun-00
I-X             19-Jun-00
II-X            19-Jun-00
III-X           19-Jun-00
IV-X            26-Jun-00
V-X             26-Jun-00
III-P           19-Jun-00
V-P             26-Jun-00
D-B-1           26-Jun-00
D-B-2           26-Jun-00
D-B-3           26-Jun-00
D-B-4           26-Jun-00
D-B-5           26-Jun-00
D-B-6           26-Jun-00

                   Beg
                Cur Prin
Class              Amt
I-A-1               983.21643
II-A-1              982.59108
III-A-1             992.40307
IV-A-1              956.95700
V-A-1               902.19891
I-X                 986.29807
II-X                984.53054
III-X               994.85454
IV-X                962.34053
V-X                 853.41671
III-P               970.32708
V-P                 988.75678
D-B-1               997.15704
D-B-2               997.15704
D-B-3               997.15704
D-B-4               997.15704
D-B-5               997.15703
D-B-6               997.15708
A-R                   0.00000

                  Prin
Class            Distrib
I-A-1                 0.94858
II-A-1                5.59549
III-A-1               0.71814
IV-A-1               12.83827
V-A-1                25.47227
I-X                   0.00000
II-X                  0.00000
III-X                 0.00000
IV-X                  0.00000
V-X                   0.00000
III-P                 0.93890
V-P                   7.61952
D-B-1                 0.97349
D-B-2                 0.97349
D-B-3                 0.97349
D-B-4                 0.97349
D-B-5                 0.97349
D-B-6                 0.97340
A-R                   0.00000

Class              Int
I-A-1                 6.56454
II-A-1                6.04690
III-A-1               6.61602
IV-A-1                6.58249
V-A-1                 6.20262
I-X                   6.57532
II-X                  6.05076
III-X                 6.63236
IV-X                  6.61610
V-X                   5.86724
III-P                      NA
V-P                        NA
D-B-1                 6.63675
D-B-2                 6.63675
D-B-3                 6.63675
D-B-4                 6.63675
D-B-5                 6.63675
D-B-6                 6.63675
A-R                   0.00000

                   Rem
Class              Bal
I-A-1               982.26785
II-A-1              976.99560
III-A-1             991.68493
IV-A-1              944.11872
V-A-1               876.72664
I-X                 985.37438
II-X                979.15039
III-X               994.21135
IV-X                950.64253
V-X                 836.69257
III-P               969.38818
V-P                 981.13726
D-B-1               996.18355
D-B-2               996.18355
D-B-3               996.18355
D-B-4               996.18355
D-B-5               996.18354
D-B-6               996.18368
A-R                   0.00000


            SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DLJ MORTGAGE ACCEPTANCE CORP.

            By: /s/ Mary Fonti
            Name: Mary Fonti
            Title: Trust Officer
            Bank One

Dated:              30-Jun-00